EXHIBIT 3

                                 INDIVIDUAL FORM
            MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 -
                         CVM INSTRUCTION NUMBER 358/2002

On August, 2002 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.


COMPANY NAME: PERDIGAO S.A.
Name: Antonio Carlos Valente da Silva                  General Taxpayers'
                                                       Register: 371.560.557-04
Qualification: Member of the Board of Directors

                                 OPENING BALANCE
Security/         Characteristic of Security          Number        % interest
Derivative                                                      Same kind  Total
  Share                     COMMON                       1        0.00      0.00

                                 CLOSING BALANCE
Security/         Characteristic of Security          Number        % interest
Derivative                                                      Same kind  Total
  Share                     COMMON                       1        0.00      0.00

                                 INDIVIDUAL FORM
            MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 -
                         CVM INSTRUCTION NUMBER 358/2002

On August, 2002 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.


COMPANY NAME: PERDIGAO S.A.
Name: Biramar Nunes de Lima                            General Taxpayers'
                                                       Register: 056.234.131-53
Qualification: Member of the Board of Directors

                                 OPENING BALANCE
Security/         Characteristic of Security          Number        % interest
Derivative                                                      Same kind  Total
  Share                     COMMOM                       1        0.00      0.00

                                 CLOSING BALANCE
Security/         Characteristic of Security          Number        % interest
Derivative                                                      Same kind  Total
  Share                     COMMON                       1        0.00      0.00

                                 INDIVIDUAL FORM
            MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 -
                         CVM INSTRUCTION NUMBER 358/2002

On August, 2002 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.


COMPANY NAME: PERDIGAO S.A.
Name: Carlos Eduardo da Silva Bessa                    General Taxpayers'
                                                       Register: 054.433.427-20
Qualification: Member of the Board of Directors

                                 OPENING BALANCE
Security/         Characteristic of Security          Number        % interest
Derivative                                                      Same kind  Total
  Share                     Common                       1        0.00      0.00

                                 CLOSING BALANCE
Security/         Characteristic of Security          Number        % interest
Derivative                                                      Same kind  Total
  Share                     Common                       1        0.00      0.00

                                 INDIVIDUAL FORM
            MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 -
                         CVM INSTRUCTION NUMBER 358/2002

On August, 2002 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.


COMPANY NAME: PERDIGAO S.A.
Name: Eggon Joao da Silva                              General Taxpayers'
                                                       Register: 009.955.179-91
Qualification: Member of the Board of Directors

                                 OPENING BALANCE
Security/         Characteristic of Security          Number        % interest
Derivative                                                     Same kind  Total
  Share                     Common                     1,563      0.01      0.00
  Share                   Common (1)                 1,566,862    10.13     3.51
  Share                   Preferred                   91,408      0.31      0.20
  Share                 Preferred (1)                1,768,172    6.06      3.96

                                 CLOSING BALANCE
Security/         Characteristic of Security          Number        % interest
Derivative                                                      Same kind  Total
  Share                     Common                     1,563      0.01      0.00
  Share                   Common (1)                 1,566,862    10.13     3.51
  Share                   Preferred                   91,408      0.31      0.20
  Share                 Preferred (1)                1,768,172    6.06      3.96

(1) Indirect participation through the company Weg S.A.

                                 INDIVIDUAL FORM
            MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 -
                         CVM INSTRUCTION NUMBER 358/2002

On August, 2002 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.


COMPANY NAME: PERDIGAO S.A.
Name: Eliane Aleixo Lustosa Thompson-Flores            General Taxpayers'
                                                       Register: 783.519.367-15
Qualification: Member of the Board of Directors

                                 OPENING BALANCE
Security/         Characteristic of Security          Number        % interest
Derivative                                                      Same kind  Total
  Share                     Common                       1        0.00      0.00

                                 CLOSING BALANCE
Security/         Characteristic of Security          Number        % interest
Derivative                                                      Same kind  Total
  Share                     Common                       1        0.00      0.00

                                 INDIVIDUAL FORM
            MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 -
                         CVM INSTRUCTION NUMBER 358/2002

On August, 2002 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.


COMPANY NAME: PERDIGAO S.A.
Name: Pedro Augusto Nardelli Pinto                      General Taxpayers'
                                                        Register: 028.921.461-00
Qualification: Member of the Board of Directors

                                 OPENING BALANCE
Security/         Characteristic of Security          Number        % interest
Derivative                                                      Same kind  Total
  Share                     Common                       1        0.00      0.00

                                 CLOSING BALANCE
Security/         Characteristic of Security          Number        % interest
Derivative                                                      Same kind  Total
  Share                     Common                       1        0.00      0.00

                                 INDIVIDUAL FORM
            MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 -
                         CVM INSTRUCTION NUMBER 358/2002

On August, 2002 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.


COMPANY NAME: PERDIGAO S.A.
Name: Sebastiao Jose Martins Soares                     General Taxpayers'
                                                        Register: 008.240.467-49
Qualification: Member of the Board of Directors

                                 OPENING BALANCE
Security/         Characteristic of Security          Number        % interest
Derivative                                                      Same kind  Total
  Share                     Common                       1        0.00      0.00

                                 CLOSING BALANCE
Security/         Characteristic of Security          Number        % interest
Derivative                                                      Same kind  Total
  Share                     Common                       1        0.00      0.00

                                 INDIVIDUAL FORM
            MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 -
                         CVM INSTRUCTION NUMBER 358/2002

On August, 2002 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.


COMPANY NAME: PERDIGAO S.A.
Name: Luciano Carvalho Ventura                          General Taxpayers'
                                                        Register: 018.153.854-72
Qualification: Member of the Audit Committee

                                 OPENING BALANCE
Security/         Characteristic of Security          Number        % interest
Derivative                                                      Same kind  Total
  Share                   Preferred                     12        0.00      0.00

                                 CLOSING BALANCE
Security/         Characteristic of Security          Number        % interest
Derivative                                                      Same kind  Total
  Share                   Preferred                     12        0.00      0.00

                                 INDIVIDUAL FORM
            MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 -
                         CVM INSTRUCTION NUMBER 358/2002

On August, 2002 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.


COMPANY NAME: PERDIGAO S.A.
Name: Wang Wei Chang                                  General Taxpayers'
                                                      Register: 534.698.608-15
Qualification: Chief Financial Officer

                                 OPENING BALANCE
Security/         Characteristic of Security          Number        % interest
Derivative                                                      Same kind  Total
  Share                   Preferred                      2        0.00      0.00

                                 CLOSING BALANCE
Security/         Characteristic of Security          Number        % interest
Derivative                                                     Same kind  Total
  Share                   Preferred                      2        0.00      0.00

                                CONSOLIDATED FORM
            MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 -
                         CVM INSTRUCTION NUMBER 358/2002

On August, 2002 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.


COMPANY NAME: PERDIGAO S.A.
 MANAGEMENT  (X) BOARD OF        ( )EXECUTIVE   ( ) AUDIT     ( ) TECHNICAL AND
AND RELATED      DIRECTORS          OFFICERS    COMMITTEE    CONSULTANT AGENCIES
   PERSON
                                 OPENING BALANCE
 Security/         Characteristic of Security        Number        % interest
 Derivative                                                    Same kind   Total
   Share                     Common                   1,569      0.01      0.00
   Share                   Common (1)               1,566,862    10.13     3.51
   Share                    Preferred                91,408      0.31      0.20
   Share                  Preferred (1)             1,768,172    6.06      3.96

                                 CLOSING BALANCE
 Security/         Characteristic of Security        Number        % interest
 Derivative                                                    Same kind   Total
   Share                     Common                   1,569      0.01      0.00
   Share                   Common (1)               1,566,862    10.13     3.51
   Share                    Preferred                91,408      0.31      0.20
   Share                  Preferred (1)             1,768,172    6.06      3.96

(1) Indirect participation through the company Weg S.A.

                                CONSOLIDATED FORM
            MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 -
                         CVM INSTRUCTION NUMBER 358/2002

On August, 2002 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.


COMPANY NAME: PERDIGAO S.A.
 MANAGEMENT  (X) BOARD OF        ( )EXECUTIVE   ( ) AUDIT     ( ) TECHNICAL AND
AND RELATED      DIRECTORS          OFFICERS    COMMITTEE    CONSULTANT AGENCIES
   PERSON
                                 OPENING BALANCE
 Security/         Characteristic of Security        Number        % interest
 Derivative                                                    Same kind   Total
   Share                    Preferred                  12         0.00     0.00

                                 CLOSING BALANCE
 Security/         Characteristic of Security        Number        % interest
 Derivative                                                    Same kind   Total
   Share                    Preferred                  12         0.00     0.00

                                CONSOLIDATED FORM
            MANAGEMENT AND RELATED PERSON NEGOTIATION - ARTICLE 11 -
                         CVM INSTRUCTION NUMBER 358/2002

On August, 2002 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.


COMPANY NAME: PERDIGAO S.A.
 MANAGEMENT  (X) BOARD OF        ( )EXECUTIVE   ( ) AUDIT     ( ) TECHNICAL AND
AND RELATED      DIRECTORS          OFFICERS    COMMITTEE    CONSULTANT AGENCIES
   PERSON
                                 OPENING BALANCE
 Security/         Characteristic of Security        Number        % interest
 Derivative                                                    Same kind   Total
   Share                    Preferred                  12         0.00     0.00

                                 CLOSING BALANCE
 Security/         Characteristic of Security        Number        % interest
 Derivative                                                    Same kind   Total
   Share                    Preferred                  12         0.00     0.00